Media Contact:	Joe McCormack
Sparton Corporation
Email: ir@sparton.com
Office: (847) 762-5800
FOR IMMEDIATE RELEASE
Sparton Corporation Reports Fiscal 2017 Second Quarter Results
SCHAUMBURG, IL. - February 7, 2017 - Sparton Corporation (NYSE: SPA) today announced results for the second quarter of fiscal year 2017 ended January 1, 2017.
Second Quarter Financial Results and Highlights
Joseph J. Hartnett, Interim President & CEO, commented, “We are pleased to report that our Q2 performance reflects the continued improvement in revenues and profitability in our MDS segment as well as the continued strengthening of our balance sheet. The MDS segment reported net organic revenue growth along with increased new program wins and stronger margins as compared to the prior quarter and Q2 of fiscal 2016. Our ECP segment did not perform as expected due to delays in production of the Q53G sonobuoy and the need to record a loss on a contract in our rugged display platform. Both of these issues have been addressed and are not expected to have any impact on future results."
Joe McCormack, Senior Vice President and CFO, commented, “Through our continued focus on working capital management and cash flow, we generated strong free cash flow in the quarter of $10 million, principally as a result of the management of inventory levels and our supply chain. We are pleased to report that our borrowings under our revolving credit agreement was reduced to $85.7 million.”
Consolidated:
• Net sales of $97.4 million
• Gross profit margin of 16.3%
• SG&A expenses of $13.0 million or 13.3% of sales; adjusted SG&A of $12.3 million, 12.6%
• Earnings (loss) per share of $(0.09), adjusted EPS of $0.10
• Adjusted EBITDA of $5.6 million, a 5.7% adjusted EBITDA margin
• Borrowings under Credit Facility reduced $10.1 million to $85.7 million
• Free cash flow of $10.0 million
MDS Segment:
• Gross sales of $67.4 million
• Gross profit margin of 12.4% as compared to 11.2% in the prior quarter and 10.3% in Q2 FY16
• Operating income of $1.0 million as compared to operating losses of $0.5 million and $2.5 million in the prior quarter and in Q2 FY16, respectively
• Adjusted EBITDA of $5.9 million, an 8.7% adjusted EBITDA margin, as compared to $4.7 million (7.2%) and $4.2 million (6.2%) in the prior quarter and in Q2 FY16, respectively
• New program wins in Q2 have expected revenue of $14.5 million when fully ramped up into production
• Q2 new program wins increased $2 million over the prior quarter wins
• Trailing four quarter win revenue of $59 million, which continues to support our future organic growth
• Backlog of $123 million

ECP Segment:
• Gross sales of $32.4 million
• Gross profit margin of 23.3% as compared to 26.6% in the prior quarter and 28.4% in Q2 FY16
• Margins were impacted by the delay in reaching full run-rate production for the Q53G sonobuoy and the recognition of a loss contract in the rugged display platform
• Operating income of $3.1 million as compared to $5.4 million and $7.0 million in the prior quarter and in Q2 FY16, respectively
• Adjusted EBITDA of $4.6 million, a 14.4% adjusted EBITDA margin as compared to $7.2 million (19.2%) and $8.7 million (21.4%) in the prior quarter and in Q2 FY16, respectively
• Backlog of $113 million comprised principally of $89 million in domestic sonobuoys, $11 million in foreign sonobuoys, and $9 million in rugged displays
SELECTED FINANCIAL DATA

	For the Quarters Ended			For First Two Quarters
	Q2 FY17	Q1 FY17	Q2 FY16	2017	2016
	(Dollars in thousands, except per share data)
Consolidated:
Net sales	$97,399	$100,367	$103,529	$197,766	$210,220
Gross profit	15,898	17,285	18,521	33,183	39,659
Selling and administrative expenses	12,953	13,383	14,340	26,336	27,964
Operating income	221	1,332	454	1,553	4,952
Adjusted operating income (non-GAAP)	3,107	4,314	4,674	7,421	11,675
Earnings per share	(0.09)	0.01	0.03	(0.08)	0.27
Adjusted Earnings per share (non-GAAP)	0.10	0.20	0.25	0.31	0.66
EBITDA (non-GAAP)	3,890	5,071	4,762	8,961	13,023
Adjusted EBITDA (non-GAAP)	5,553	6,143	6,961	11,696	15,654
Adjusted EBITDA margin (non-GAAP)	5.7%	6.1%	6.7%	5.9%	7.4%
Free cash flow (non-GAAP)	$10,008	$2,093	$6,893	$12,101	$9,846

MDS Segment:
Gross sales	$67,382	$65,002	$67,586	$132,384	$141,543
Intercompany sales	(2,333)	(2,200)	(4,640)	(4,533)	(9,869)
Net sales	65,049	62,802	62,946	127,851	131,674
Gross profit	8,357	7,294	6,989	15,651	17,285
Selling and administrative expenses	3,384	3,508	4,128	6,892	7,858
Allocation of corporate expenses	2,177	2,468	2,518	4,645	4,669
Operating Income (loss)	986	(514)	(2,524)	472	(183)
Adjusted Segment EBITDA (non-GAAP)	$5,875	$4,691	$4,184	$10,566	$11,594

ECP Segment:
Gross sales	$32,350	$37,592	$40,642	$69,942	$78,731
Intercompany sales	—	(27)	(59)	(27)	(185)
Net sales	32,350	37,565	40,583	69,915	78,546
Gross profit	7,541	9,991	11,532	17,532	22,374
Selling and administrative expenses	2,550	2,624	2,653	5,174	5,208
Allocation of corporate expenses	995	1,200	1,062	2,195	2,104
Operating Income	3,082	5,429	6,957	8,511	13,260
Adjusted Segment EBITDA (non-GAAP)	$4,646	$7,228	$8,690	$11,874	$16,672
Liquidity and Capital Resources
As of January 1, 2017, the Company had $84 million available under its $175 million credit facility.
Outlook
Mr. Hartnett concluded, “Looking forward, we expect third quarter revenues to be in the range of $97 million to $101 million with a gross profit margin of approximately 18.5%.”
Potential Sale Transaction
As previously announced, the Board of Directors of Sparton Corporation is exploring a possible sale of the Company. There can be no assurance that such a sale will occur.
Conference Call
The Company will host a conference call on Wednesday, February 8, 2017 at 10:00 a.m. CST/11:00 a.m. EST to discuss its fiscal year 2017 second quarter financial results. To participate, callers should dial 800-708-4339. Participants should dial in at least 5 minutes prior to the start of the call. A web presentation link, including the slide presentation which will accompany the call, will also be available for the conference call: http://tinyurl.com/zhgwppz. The presentation and conference call audio will be available on Sparton’s website: http://www.sparton.com in the “Investors” section.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), Sparton Corporation has provided certain non-GAAP financial measures as additional information for its operating results. These measures have not been prepared in accordance with GAAP and may be different from measures used by other companies. Whenever we use non-GAAP financial measures, we designate these measures, which exclude the effects of certain expenses and income, as “adjusted” and provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. The non-GAAP financial measures eliminate or add certain items of expense and income from total operating expense and income taxes. Management believes that this presentation is helpful to investors in evaluating the current operational and financial performance of our business and facilitates comparisons to historical results of operations. Management discloses this information along with a reconciliation of the comparable GAAP amounts to provide access to the detail and nature of adjustments made to GAAP financial results. While some of these excluded items have been periodically reported in our statements of operations, their occurrence in future periods depends on future business and economic factors, among other evaluation criteria, and the occurrence of such events and factors may frequently be beyond the control of management.
When we calculate adjusted earnings per share, adjusted EBITDA and other adjustments to the statements of income, we exclude certain expenses and income because we believe that they are not related directly to the underlying performance of our fundamental business operations. We exclude these measures when reviewing financial results and for business planning. Although these events are reflected in our GAAP financial statements, these transactions may limit the comparability of our fundamental operations with prior and future periods. We believe EBITDA and adjusted EBITDA are commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, EBITDA or adjusted EBITDA to be an alternative to operating income, net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of adjusted EBITDA may not be comparable with other companies. Accordingly, the measurement has limitations depending on its use.
About Sparton Corporation
Sparton Corporation (NYSE:SPA), now in its 117th year, is a provider of complex and sophisticated electromechanical devices with capabilities that include concept development, industrial design, design and manufacturing engineering, production, distribution, field service and refurbishment. The primary markets served are Medical & Biotechnology, Military & Aerospace and Industrial & Commercial. Headquartered in Schaumburg, IL, Sparton currently has thirteen manufacturing locations and engineering design centers worldwide. Sparton's Web site may be accessed at www.sparton.com.
Safe Harbor and Fair Disclosure Statement
Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this release contain information that is not historical, these statements are essentially forward-looking and are subject to risks and uncertainties, including the difficulty of predicting future results, the regulatory environment, fluctuations in operating results and other risks detailed from time to time in Sparton’s filings with the Securities and Exchange Commission (SEC). The matters discussed in this press release may also involve risks and uncertainties concerning Sparton’s services described in Sparton’s filings with the SEC. In particular, see the risk factors described in Sparton’s most recent Form 10-K and Form 10-Q. Sparton assumes no obligation to update the forward-looking information contained in this press release.

CONSOLIDATING FINANCIAL INFORMATION - Q2 FISCAL YEAR 2017
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net Sales	$—	$65,049	$32,350	$97,399
Cost of goods sold	—	56,692	24,809	81,501
Gross profit	—	8,357	7,541	$15,898
Operating expenses:
Selling and administrative	7,019	3,384	2,550	12,953
Selling and administrative - Corp allocations	(3,172)	2,177	995	—
Internal research and development	—	—	533	533
Amortization of intangible assets	—	1,810	381	2,191
Total operating expenses	3,847	7,371	4,459	15,677
Income (loss) from operations	(3,847)	986	3,082	221
Interest expense, net	(1,071)	4	—	(1,067)
Other income (expense)	(7)	12	(16)	(11)
Income taxes	(45)	(5)	—	(50)
Net income (loss)	$(4,970)	$997	$3,066	$(907)
Income per share of common stock:
Basic				$(0.09)
Diluted				(0.09)
Weighted average shares of common stock outstanding:
Basic				9,802,664
Diluted				9,802,664

CONSOLIDATING FINANCIAL INFORMATION - Q2 FISCAL YEAR 2016
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net Sales	$—	$62,946	$40,583	$103,529
Cost of goods sold	—	55,957	29,051	85,008
Gross profit	—	6,989	11,532	$18,521
Operating expenses:
Selling and administrative	7,559	4,128	2,653	14,340
Selling and administrative - Corp allocations	(3,580)	2,518	1,062	—
Internal research and development	—	—	438	438
Amortization of intangible assets	—	2,037	422	2,459
Restructuring charges	—	2,360	—	2,360
Reversal of accrued contingent consideration	—	(1,530)	—	(1,530)
Total operating expenses	3,979	9,513	4,575	18,067
Income (loss) from operations	(3,979)	(2,524)	6,957	454
Interest expense, net	(899)	(1)	—	(900)
Other income (expense)	3	23	8	34
Income taxes	704	(24)	—	680
Net income (loss)	$(4,171)	$(2,526)	$6,965	$268
Income per share of common stock:
Basic				$0.03
Diluted				0.03
Weighted average shares of common stock outstanding:
Basic				9,783,237
Diluted				9,783,237

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

	For the First Two Quarters
	2017	2016
	($ in thousands)
Cash Flows from Operating Activities, net of
changes in working capital	$8,158	$9,985
Net changes in working capital	6,513	3,124
Cash Flows from Operating Activities	14,671	13,109
Cash Flows from Investing Activities:
Business acquisitions	—	750
Capital expenditures	(2,570)	(3,263)
Cash Flows from Investing Activities	(2,570)	(2,513)
Cash Flows from Financing Activities:
Net change in Credit Facility	(11,500)	(20,700)
Other financing activities	(144)	20
Cash Flows from Financing Activities	(11,644)	(20,680)
Change in Cash and Cash Equivalents	457	(10,084)
Cash and Cash Equivalents - Beginning	132	14,914
Cash and Cash Equivalents - Ending	$589	$4,830

CONDENSED CONSOLIDATED BALANCE SHEETS

	January 1, 2017	July 3, 2016
	($ in thousands)
Assets
Cash and cash equivalents	$589	$132
Accounts receivable, net	47,396	46,759
Inventories	59,871	77,871
Prepaid and other current assets	5,615	5,844
Property, plant and equipment, net	32,901	33,320
Goodwill	12,663	12,663
Other intangible assets, net	32,533	36,933
Other assets	31,604	32,476
Total assets	$223,172	$245,998
Liabilities and Shareholders’ Equity
Accounts payable	$29,798	$38,290
Accrued expenses	10,303	11,512
Other current liabilities	10,963	12,637
Credit facility	85,706	97,206
Capital lease obligations	302	332
Environmental	5,700	6,117
Pension	1,204	1,276
Shareholders’ Equity	79,196	78,628
Total Liabilities and Shareholders’ Equity	$223,172	$245,998

RECONCILIATION OF NON-GAAP MEASURES

EBITDA Reconciliation (Non-GAAP) - Q2 Fiscal Year 2017
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(4,970)	$997	$3,066	$(907)
Interest expense, net	1,071	(4)	—	1,067
Income taxes	45	5	—	50
Amortization of intangible assets	—	1,810	381	2,191
Depreciation included in SG&A above	446	839	204	1,489
Selling and administrative - Corp allocations	(3,172)	2,177	995	—
EBITDA, excluding corporate allocation	(6,580)	5,824	4,646	3,890
Adjustments for nonrecurring operating expenses:
Costs related to potential sale of Company	644	51	—	695
Stock-based compensation	968	—	—	968
Adjusted EBITDA, before corporate allocation	$(4,968)	$5,875	$4,646	$5,553

Adjusted EBITDA, after corporate allocation	$(1,796)	$3,698	$3,651	$5,553

Adjusted EBITDA margin				5.7%

EBITDA Reconciliation (Non-GAAP) - Q2 Fiscal Year 2016
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(4,171)	$(2,526)	$6,965	$268
Interest expense, net	899	1	—	900
Income taxes	(704)	24	—	(680)
Amortization of intangible assets	—	2,037	422	2,459
Depreciation included in SG&A above	274	1,300	241	1,815
Selling and administrative - Corp allocations	(3,580)	2,518	1,062	—
EBITDA, excluding corporate allocation	(7,282)	3,354	8,690	4,762
Adjustments for nonrecurring operating expenses:
Legal related expense	384	—	—	384
Stock-based compensation	438	—	—	438
Corporate reorganization	547	—	—	547
Restructuring charges	—	2,360	—	2,360
Reversal of accrued contingent consideration	—	(1,530)	—	(1,530)
Adjusted EBITDA, before corporate allocation	$(5,913)	$4,184	$8,690	$6,961

Adjusted EBITDA, after corporate allocation	$(2,333)	$1,666	$7,628	$6,961

Adjusted EBITDA margin				6.7%

Adjusted SG&A and Operating Income (Non-GAAP)

	For the Quarters Ended
	Q2 FY17		Q1 FY17		Q2 FY16
	SG&A	Operating Income	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$12,953	$221	$13,383	$1,332	$14,340	$454
Percentage of sales	13.3%	0.2%	13.3%	1.4%	13.9%	0.4%
Adjustments:
Amortization of intangible	—	2,191	—	2,219	—	2,459
Costs related to potential sale of Company	695	695	663	663	—	—
Restructuring costs	—	—	—	—	—	2,360
Reversal of accrued contingent consideration	—	—	—	—	—	(1,530)
Other nonrecurring adjustments	—	—	100	100	931	931
Total adjustments	695	2,886	763	2,982	931	4,220
As adjusted	$12,258	$3,107	$12,620	$4,314	$13,409	$4,674

Adjusted percentage of sales	12.6%	3.2%	12.6%	4.3%	13.0%	4.5%

	For the First Two Quarters
	2017		2016
	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$26,336	$1,553	$27,964	$4,952
Percentage of sales	13.3%	0.8%	13.3%	2.4%
Adjustments:
Amortization of intangible	—	4,410	—	4,962
Costs related to potential sale of Company	1,358	1,358	—	—
Restructuring costs	—	—	—	2,360
Reversal of accrued contingent consideration	—	—	—	(1,530)
Other nonrecurring adjustments	100	100	931	931
Total adjustments	1,458	5,868	931	6,723
As adjusted	$24,878	$7,421	$27,033	$11,675

Adjusted percentage of sales	12.6%	3.8%	12.9%	5.6%

Adjusted EPS (Non-GAAP)

	For the Quarters Ended			For the First Two Quarters
	Q2 FY17	Q1 FY17	Q2 FY16	2017	2016
	(Dollars in thousands, except per share data)
Earnings per share - diluted, as reported	$(0.09)	$0.01	$0.03	$(0.08)	$0.27
Nonrecurring items	0.05	0.05	0.06	0.10	0.06
Amortization of intangible assets	0.14	0.14	0.16	0.29	0.33
Adjusted earnings per share	$0.10	$0.20	$0.25	$0.31	$0.66

Adjustments, net of tax:
Costs related to potential sale of Company	452	431	—	883	—
Restructuring costs	—	—	1,534	—	1,534
Reversal of accrued contingent consideration	—	—	(1,530)	—	(1,530)
Other nonrecurring adjustments	—	65	605	65	605
Total nonrecurring	452	496	609	948	609
Amortization of intangible assets	1,424	1,442	1,598	2,866	3,225
Total adjustments	$1,876	$1,938	$2,207	$3,814	$3,834